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                                                                  Exhibit 10.322

                                                               Loan No. 10024998

                      AMENDED AND RESTATED PROMISSORY NOTE

$20,625,000.00                                                   August 17, 2004

     FOR VALUE RECEIVED, INLAND WESTERN TALLAHASSEE GOVERNOR'S ONE, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, as maker hereunder (referred to herein as "BORROWER"), hereby unconditionally promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns, having an address at 911 Main Street, Suite 1500, Kansas City, Missouri 64105 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWENTY MILLION SIX HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($20,625,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                                    ARTICLE 1
                                  PAYMENT TERMS

     Borrower agrees to pay interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. This Note shall be the "Note" as defined in the Loan Agreement.

                                    ARTICLE 2
                            DEFAULT AND ACCELERATION

     The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                                    ARTICLE 3
                                 LOAN DOCUMENTS

     This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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                                    ARTICLE 4
                                 SAVINGS CLAUSE

     Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                                    ARTICLE 5
                                 NO ORAL CHANGE

     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                    ARTICLE 6
                                     WAIVERS

     Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a limited liability company, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the members comprising the company, and the term "Borrower," as used herein, shall include any alternate or successor company, but any predecessor company and its members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and

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directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)

                                   ARTICLE 7
                                    TRANSFER

     Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                                    ARTICLE 8
                                   EXCULPATION

     The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                                    ARTICLE 9
                                  GOVERNING LAW

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND APPLICABLE FEDERAL LAWS.

                                   ARTICLE 10
                                     NOTICES

     All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                                   ARTICLE 11
                            AMENDMENT AND RESTATEMENT

     This Note is a consolidation, renewal, amendment and restatement of that certain Promissory Note, dated October 28, 2003, from Borrower, as successor by merger to Kimco Governors Marketplace Ltd., in favor of Wachovia Bank, National Association in the principal sum of $21,500,000.00 (the "EXISTING NOTE") which Existing Note has been endorsed to the

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order of Lender and is attached hereto. The current outstanding principal blance of the Existing Note is $21,500,000.00. All required documentary stamp tax and intangible tax in connection with the foregoing note was paid upon the recordation of that certain Leasehold Mortgage, Assignment of Rents and Security Agreement, dated October 28, 2003, from Borrower, as successor by merger to Kimco Governors Marketplace Ltd., to Wachovia Bank, National Association, recorded in Official Records Book 2980, Page 1768 of the Official Records of
Leon County, Florida, which mortgage has been assigned to Lender pursuant to that certain Assignment of Note and Mortgage of approximately even date herewith. Accordingly, no additional documentary stamp tax pursuant to Chapter 201, Florida Statutes, or intangible tax pursuant to Chapter 199, Florida Statutes, are due in connection with this Note.

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     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written,

                                   BORROWER:

                                   INLAND WESTERN TALLAHASSEE
                                   GOVERNOR'S ONE, L.L.C., a Delaware limited liability company

                                   By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                        By:      /s/ Valerie Medina
                                              ----------------------------------
                                              Name:  Valerie Medina
                                              Title: Asst. Secretary

Pay to the order of ___________________________, without recourse.

                                   KEYBANK NATIONAL ASSOCIATION, a
                                   national banking association


                                   By:
                                      ------------------------------------------
                                   Print Name:
                                              ----------------------------------
                                   Print Title:
                                               ---------------------------------

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STATE OF ILLINOIS

COUNTY OF COOK


     On this 13th day of August, 2004, before me, ANDREW M. VIOLA a Notary Public in and for said state, personally appeared _____________, who being by me duly sworn did say that he/she is the ASST. SEC of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the sole member of Inland Western Tallahassee Governor's One, L,L.C., a Delaware limited liability company, and that the within instrument was signed and sealed in behalf of said corporation in behalf of said limited liability company by authority of its board of directors, and acknowledged said instrument to be the free act and deed of said corporation in behalf of said limited liability company for the purposes therein stated.

        OFFICIAL SEAL
       ANDREW M. VIOLA
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 6-13-2007

[Notarial Seal]                     /s/ Andrew M. Viola
                                   ----------------------------
                                   Print Name: ANDREW M. VIOLA
                                              ----------------

My commission expires:     6-13-07
                      ---------------------

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